UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 28, 2013

Western Asset Income Fund

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

811-02351	95-2808650
(Commission File Number)	(IRS Employer Identification No.)

100 International Drive, Baltimore, MD	21202
(Address of Principal Executive Offices)	(Zip Code)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 28, 2013, Western Asset Income Fund (the “Fund”) issued a press release, the text of which is attached hereto as Exhibit 99.1, stating that the stockholders of the Fund elected Robert Abeles, Jr. and Kenneth D. Fuller as new Directors of the Fund, effective May 22, 2013, and that R. Jay Gerken has retired from his positions as a member of the Board of Directors of the Fund, effective May 22, 2013.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of the Fund, dated May 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Income Fund

Date: May 28, 2013	By:	/s/ Thomas C. Mandia
	Name:	Thomas C. Mandia
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Fund, dated May 28, 2013.